--------------------------------------------------------------------------------
                                                   INVESTMENT GRADE FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
Quality Bond
Portfolio

Annual Report
June 30, 2000

                               [GRAPHIC OMITTED]

                           AllianceCapital [LOGO](R)
                           The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 9, 2000

Dear Shareholder:

This report contains investment results and market activity for Alliance Bond Fund Quality Bond Portfolio (the "Fund") for the annual reporting period ended June 30, 2000. Also included are discussions of the Fund's investment strategy and outlook.

Investment Objectives and Policies

This open-end Fund seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. The Fund invests in readily marketable securities that do not involve undue risk of capital.

Investment Results

The following table shows how the Fund performed over the past six- and 12-month periods ended June 30, 2000. For comparison, we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities.

Investment Results*
Periods Ended June 30, 2000

                ----------------------
                    Total Returns
                ----------------------
                6 Months    12 Months
-------------------------------------

Alliance Bond
Fund Quality
Bond Portfolio
Class A           3.70%       4.40%
-------------------------------------
Class B           3.23%       3.56%
-------------------------------------
Class C           3.34%       3.47%
-------------------------------------
Lehman Brothers
Aggregate Bond
Index             3.99%       4.56%
-------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of June 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/Corporate Bond Index. An investor cannot invest directly in an index, and its results are not indicative of any particular investment, including Alliance Bond Fund Quality Bond Portfolio.

      Additional investment results appear on pages 5-7.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

During the six- and 12-month periods ended June 30, 2000, the Fund slightly underperformed its benchmark, the Lehman Brothers Aggregate Bond Index. Our yield curve management during the second quarter of 2000 was the predominant source of the underperformance. We utilized the barbell duration structure (Treasury holdings concentrated at the long end and short end of the yield curve) in the first six months of 2000, which dampened performance when the yield curve became less inverted in the second quarter. Sector allocation among the traditional sectors enhanced performance, although it was not enough to offset the negative impact of security selection.

Investment Strategy

During the six-month period under review, we reduced our focus on yield and moved to an overweighted Treasury position in duration terms. This involved trimming exposure to credit sensitive and mortgage securities. We also established a position in the emerging markets. With tighter monetary policy and the start of the Treasury buy-back program, we utilized a barbell duration structure in anticipation of yield curve inversion. Within the Treasury sector, we overweighted the portfolio in long maturity, high-coupon, off-the-run securities in expectation of Treasury buy-backs. Within the mortgage sector, we diversified across the coupon spectrum.

In the investment-grade corporate sector, the relatively flat credit curve provided an opportunity to diversify our holdings along the maturity spectrum. We also continued to diversify holdings among the corporate subsectors. We added to our European bank holdings by purchasing Abbey National, a high quality U.K. bank attractively priced because of its structure. Vodaphone was also opportunistically purchased and sold during the quarter, having reached its target. In the emerging markets, we initiated a position in Mexico following Moody's upgrade of the country to investment-grade status. We expect Standard and Poor's to upgrade Mexico further this year.

Market Review

The global macroeconomic outlook continued to improve during the first six months of 2000. The U.S. economy remained strong, growing 4.8% in the first quarter and 5.2% during the second quarter. Inflation and unemployment remained low. However, the rise in commodity prices--led by oil--along with low unemployment, have put upward pressure on U.S. inflation. Strong U.S. economic activity prompted the Federal Reserve to increase short-term interest rates from 5.50% to 6.50% during the period under review.

The U.S. bond market, as represented by the Lehman Brothers Aggregate Bond Index, posted a return of 3.99% during the six-month period.

In the U.S. bond market during the six-month period ended June 30, 2000, the U.S. government sector recorded the strongest performance, 5.0%, followed by the mortgage-backed securities (MBS) and commercial mortgage-backed securities
(CMBS) sectors, both 3.7%, and the corporate sector, 2.7%.


--------------------------------------------------------------------------------
2 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

The U.S. government sector of the market posted the best return among the traditional sectors as a result of the Treasury buy-back program. Faced with a growing budget surplus, the Treasury began a long-term project to reduce the supply of outstanding government debt. The yield curve inverted during the period as investors focused on tighter monetary policy as well as the Treasury buy-back program. Two-year Treasury yields rose from 6.24% to 6.36%, while 30-year Treasury yields fell from 6.48% to 5.90%.

In spite of strong mortgage fundamentals, the performance of the mortgage-backed sector was dampened by events in Washington, DC. From a fundamental perspective, mortgage securities benefited from a strong underlying housing sector. However, relative performance was dampened by the Treasury buy-back program, which affected all non-Treasury sectors negatively, as well as the proposal to reduce the government credit support currently enjoyed by the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association
(FNMA).

The corporate bond sector of the market returned 2.7% during the period. Corporate bond yield spreads widened as expectations for tighter monetary policy grew and the Federal Reserve raised interest rates. Perceptions of credit quality within the corporate market were weakened by heightened event risk coupled with several announcements of earnings disappointments. However, corporate yield spreads retraced and tightened partially in June when expectations for additional rate hikes eased and the Federal Reserve left rates alone. The emerging market debt sector of the market returned 8.10% during the period under review. Most of the strong performance occurred in the first quarter, when emerging market debt reacted positively to improving global economic fundamentals.

Outlook

While the U.S. economy is currently slowing to a more moderate pace, we believe that recent inflationary pressures will be successfully contained by a sustained period of at- or below-trend growth. This may require further tightening of monetary policy later this year. Interest rates should trade in a narrow range over the next few months as the Federal Reserve Bank remains on hold. The Treasury's buy-back program will keep the yield curve somewhat inverted. Spreads in the non-Treasury sectors are expected to remain generally stable in this environment.

We plan to reduce the barbell duration structure of the Fund's portfolio. Within the government sector, we will remain overweight in Treasuries in duration terms and underweight in agency debt. We continue to prefer mortgage-backed securities to investment-grade corporates, and have added to our overweight mortgage allocation since quarter-end. While there may be opportunities in the credit-sensitive arena, we remain concerned about the trend in aggregate credit quality as economic activity moderates and event risk perpetuates. Our investment-grade hold-


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

[PHOTO OMITTED] John D. Carifa

[PHOTO OMITTED] Matthew Bloom

Portfolio Manager, Matthew Bloom, has over 20 years of investment experience.

ings will remain diversified across both the maturity spectrum and subsectors of the corporate market.

Although the global macroeconomic environment remains fundamentally supportive of the reform efforts of emerging countries, valuations are relatively rich from a historical perspective. As economic activity in the U.S. moderates and the likelihood of tighter monetary policy diminishes, the sector's performance prospects should improve.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Matthew Bloom

Matthew Bloom
Vice President


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND QUALITY BOND PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
7/31/99* TO 6/30/00

[The following table was depicted as a mountain chart in the printed material.]


Lehman Brothers Aggregate Bond Index: $10,501

Alliance Bond Fund Quality Bond Portfolio Class A: $10,020

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund Quality Bond Portfolio Class A shares (from 7/31/99 to 6/30/00) as compared to the performance of an appropriate index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a standard measure of the performance of a basket of unmanaged debt securities. It is composed of the LB Mortgage-Backed Securities Index, the LB Asset-Backed Securities Index and the LB Government/ Corporate Bond Index.

When comparing Alliance Bond Fund Quality Bond Portfolio to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index and its results are not indicative of any specific investment, including Alliance Bond Fund Quality Bond Portfolio.

* Closest month-end after Fund's Class A share inception date of 7/1/99.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2000

INCEPTION DATE           PORTFOLIO STATISTICS
(Class A Shares)         Net Assets ($mil): $6.6
7/1/99

SECURITY TYPE
30.56% Treasury
27.03% Federal National Mortgage Association (FNMA)
 7.97% Government National Mortgage Association (GNMA)
 4.10% Sovereign Bonds
 2.45% Yankee Bonds
 0.95% Asset-Backed Securities
Corporate                                              [PIE CHART OMITTED]
 1.77% Financial
 1.49% Banking
 1.42% Public Utilities/Electric and Gas
 1.23% Broadcasting/Media
 0.83% Aerospace and Defense
 0.80% Retail
 0.37% Energy
 0.30% Communications Services

20.31% Short-Term


HOLDING TYPE
79.69% Fixed Income                                    [PIE CHART OMITTED]
20.31% Short-Term Securities

All data as of June 30, 2000. The Fund's holding and security breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
        Since Inception*                4.40%                       0.00%
              SEC Yield**               5.72%

Class B Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
        Since Inception*                3.56%                       0.61%
              SEC Yield**               6.02%

Class C Shares
--------------------------------------------------------------------------------
                                 Without Sales Charge          With Sales Charge
        Since Inception*                3.47%                       2.49%
              SEC Yield**               6.07%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000.

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's or, if unrated, are of comparable quality. The Portfolio also may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. Price fluctuations may also be caused by changes in interest rates or bond credit quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Performance since the Fund's inception date of July 1, 1999.
** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2000.


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2000

                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
--------------------------------------------------------------------------------

U.S. Government & Agency Obligations-72.8%

U.S. Treasury Securities-33.9%
U.S. Treasury Bonds-18.7%
   6.25%, 5/15/30...................................     $155       $  162,629
   8.125%, 8/15/19-5/15/21..........................      705          853,294
   12.00%, 8/15/13..................................      160          216,000
                                                                    ----------
                                                                     1,231,923
                                                                    ----------
U.S. Treasury Notes-15.2%
   6.50%, 5/31/02-2/15/10...........................      995        1,004,322
                                                                    ----------
                                                                     2,236,245
                                                                    ----------
Federal National Mortgage
   Association-30.0%
   6.00%, 3/01/29-12/31/99..........................      263          240,281
   6.50%, 12/01/99..................................      160          150,850
   7.00%, 3/01/12-12/31/99..........................      736          717,236
   7.50%, 12/01/29-1/01/30..........................      139          137,239
   8.00%, 10/01/27-12/31/99.........................      461          462,942
   8.50%, 12/31/99..................................      265          269,926
                                                                    ----------
                                                                     1,978,474
                                                                    ----------
Government National Mortgage
   Association-8.9%
   7.00%, 5/15/29-1/01/99...........................      600          583,127
                                                                    ----------
Total U.S. Government & Agency Obligations
   (cost $4,768,210)................................                 4,797,846
                                                                    ----------
Corporate Obligations-9.1%
Aerospace & Defense-0.9%
Raytheon Co.
   7.90%, 3/01/03(a)................................       60           60,321
                                                                    ----------
Banking-1.6%
Citigroup
   7.00%, 7/01/07...................................      100           95,961
Nationsbank Corp,.
   6.80%, 3/15/28...................................       15           12,782
                                                                    ----------
                                                                       108,743
                                                                    ----------


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
--------------------------------------------------------------------------------

Broadcasting/Media-1.4%
CBS Corp.
   7.15%, 5/20/05...................................     $ 45       $   44,290
Time Warner, Inc.
   8.375%, 3/15/23..................................       45           46,092
                                                                    ----------
                                                                        90,382
                                                                    ----------
Communications Services-0.3%
WorldCom, Inc.
   6.95%, 8/15/28...................................       25           22,151
                                                                    ----------
Energy-0.4%
Conoco, Inc.
   6.95%, 4/15/29...................................       30           27,421
                                                                    ----------
Financial-2.0%
Household Finance Corp.
   6.50%, 11/15/08..................................       70           63,596
Morgan Stanley Dean Witter & Co.
   5.625%, 1/20/04..................................       70           65,764
                                                                    ----------
                                                                       129,360
                                                                    ----------
Public Utilities-Electric & Gas-1.6%
Cilcorp, Inc.
   9.375%, 10/15/29.................................       40           40,451
Niagara Mohawk Power Co.
   7.75%, 10/01/08..................................       65           63,355
                                                                    ----------
                                                                       103,806
                                                                    ----------
Retail-0.9%
Wal-Mart Stores, Inc.
   6.875%, 8/10/09..................................       60           58,822
                                                                    ----------
Total Corporate Obligations
   (cost $604,838)..................................                   601,006
                                                                    ----------
Sovereign Debt Obligation-2.8%
Mexico-2.8%
United Mexican States
   10.375%, 2/17/09
   (cost $188,515)..................................      175          185,500
                                                                    ----------


--------------------------------------------------------------------------------
                                   ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
                                                        (000)     U.S. $ Value
--------------------------------------------------------------------------------

Yankee Bond-2.7%
Abbey National Capitol Trust
   8.963%, 12/29/49.................................   $   65       $   64,762
Quebec Province of Canada
   7.50%, 9/15/29...................................       25           24,601
International Bank For Reconstruction &
   Development
   7.00%, 1/27/05...................................       90           89,962
                                                                    ----------
Total Yankee Bond
   (cost $179,311)..................................                   179,325
                                                                    ----------
Asset Backed Security-1.0%
Capital Auto Receivables Asset Trust
   5.58%, 6/15/02
   (cost $69,644)...................................       70           69,545
                                                                    ----------
Time Deposit-22.6%
State Street Euro Dollar
   6.00%, 7/03/00
   (amortized cost $1,487,000)......................    1,487        1,487,000
                                                                    ----------
Total Investments-111.0%
   (cost $7,297,518)................................                 7,320,222
Other assets less liabilities-(11.0%)...............                  (727,813)
                                                                    ----------
Net Assets-100%.....................................                $6,592,409
                                                                    ==========

(a) Security exempt from Registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2000, this security amounted to $60,321 or 0.9% of net assets.

      See notes to financial statements.


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2000

Assets
Investments in securities, at value (cost $7,297,518) ........      $ 7,320,222
Cash .........................................................              728
Interest receivable ..........................................           76,656
Receivable for capital stock sold ............................           65,109
Receivable for investments sold ..............................           26,304
Receivable due from Advisor ..................................            6,293
                                                                    -----------
Total assets .................................................        7,495,312
                                                                    -----------
Liabilities
Payable for investment securities purchased ..................          780,686
Dividends payable ............................................            9,824
Distribution fee payable .....................................            2,220
Payable for capital stock redeemed ...........................               35
Accrued expenses .............................................          110,138
                                                                    -----------
Total liabilities ............................................          902,903
                                                                    -----------
Net Assets ...................................................      $ 6,592,409
                                                                    ===========
Composition of Net Assets
Capital stock, at par ........................................      $       669
Additional paid-in capital ...................................        6,611,918
Undistributed net investment income ..........................            3,790
Net realized loss on investment transactions .................          (46,672)
Net unrealized appreciation of investments ...................           22,704
                                                                    -----------
                                                                    $ 6,592,409
                                                                    ===========
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($5,071,270 / 514,708 shares of
   capital stock issued and outstanding) .....................           $ 9.85
Sales charge--4.25% of public offering price .................              .44
                                                                         ------
Maximum offering price .......................................           $10.29
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($1,007,080 / 102,298 shares of
   capital stock issued and outstanding) .....................           $ 9.84
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($514,059 / 52,309 shares of
   capital stock issued and outstanding) .....................           $ 9.83
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 11

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
July 1, 1999(a) to June 30, 2000

Investment Income
Interest.............................................                 $ 259,750
Expenses
Advisory fee......................................... $  20,541
Distribution fee - Class A...........................     9,149
Distribution fee - Class B...........................     3,987
Distribution fee - Class C...........................     2,865
Amortization of offering expenses....................   121,000
Administrative.......................................   120,000
Custodian............................................    81,243
Audit and legal......................................    42,578
Transfer agency......................................    22,170
Printing.............................................    20,592
Registration.........................................    20,430
Directors' fees......................................    10,593
Miscellaneous........................................     3,669
                                                      ---------
Total expenses.......................................   478,817
Less: expenses waived and assumed
   by Adviser (See Note B)...........................  (437,420)
                                                      ---------
Net expenses.........................................                    41,397
                                                                      ---------
Net investment income................................                   218,353
                                                                      ---------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions......................................                   (46,672)
Net unrealized appreciation/depreciation
   of investments....................................                    22,704
                                                                      ---------
Net loss on investment transactions..................                   (23,968)
                                                                      ---------
Net Increase in Net Assets from
   Operations........................................                 $ 194,385
                                                                      =========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                                 July 1, 1999(a)
                                                                       to
                                                                 June 30, 2000
                                                                 ===============
Increase (Decrease) in Net Assets from Operations
Net investment income .........................................   $   218,353
Net realized loss on investment transactions ..................       (46,672)
Net unrealized appreciation/depreciation of investments .......        22,704
                                                                  -----------
Net increase in net assets from operations ....................       194,385
Dividends to Shareholders from:
Net investment income
   Class A ....................................................      (179,097)
   Class B ....................................................       (20,654)
   Class C ....................................................       (14,812)
Capital Stock Transactions
Net increase ..................................................     6,612,587
                                                                  -----------
Total increase ................................................     6,592,409
Net Assets
Beginning of period ...........................................            -0-
                                                                  -----------
End of period .................................................   $ 6,592,409
                                                                  ===========

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 13

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2000

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. The Quality Bond Portfolio commenced operations on July 1, 1999. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the Quality Bond Portfolio (the "Portfolio") only. The Portfolio offers three classes of shares: Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price, or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in such securities. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/ dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the policy of the Portfolio to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Offering Expenses

Offering expenses of $121,000 had been deferred and were amortized on a straight line basis through June 30, 2000.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each settled class of shares, based on proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year there were no permanent differences.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .55 of 1% of the Portfolio's


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

average daily net assets. The fee is accrued daily and paid monthly. The adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .98%, 1.68% and 1.68% of the daily average net assets for Class A, Class B and Class C shares, respectively. For the year ended June 30, 2000, such reimbursement amounted to $299,420.

Pursuant to the advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended June 30, 2000, the Adviser agreed to waive its fees for such services. Such waiver amounted to $120,000.

The Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. For the year ended June 30, 2000 Alliance Fund Services, Inc. agreed to waive service fees in the amount of $18,000.

For the year ended June 30, 2000, the Fund's expenses were reduced by $130 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Fund that it has received front-end sales charges of $23,908 from the sales of Class A shares and $1,812 and $205 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended June 30, 2000.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $128,421 and $140,605 for Class B and Class C shares, respectively. Such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $1,925,758 and $874,518, respectively, for the year ended June 30, 2000. There were purchases of $11,257,923 and sales of $6,379,773 of U.S. government and government agency obligations for the year ended June 30, 2000.

At June 30, 2000, the cost of investments for federal income tax purposes was $7,329,185. Accordingly, gross unrealized appreciation of investments was $33,191 and gross unrealized depreciation of investments was $19,450 resulting in net unrealized appreciation of $13,741. At June 30, 2000, the Portfolio had a capital loss carryforward of $2,759 which expires in 2008. Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The Portfolio incurred and will elect to defer net capital losses of $34,950 during fiscal 2000. To the extent that the carryforward losses are used to offset future capital gains, it is probable that the gain so offset will not be distributed to shareholders.

NOTE E

Capital Stock

There are 750,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 250,000,000 authorized shares. Transactions in capital stock were as follows:

                                             ---------------    ---------------
                                                  Shares             Amount
                                             ---------------    ---------------
                                             July 1, 1999(a)    July 1, 1999(a)
                                                          to                 to
                                               June 30, 2000      June 30, 2000
                                             ----------------------------------
Class A
Shares sold                                          515,979        $ 5,104,566
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             6,078             60,407
-------------------------------------------------------------------------------
Shares redeemed                                       (7,349)           (71,927)
-------------------------------------------------------------------------------
Net increase                                         514,708        $ 5,093,046
===============================================================================

Class B
Shares sold                                          139,398        $ 1,369,731
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             1,136             11,615
-------------------------------------------------------------------------------
Shares redeemed                                      (38,236)          (374,844)
-------------------------------------------------------------------------------
Net increase                                         102,298        $ 1,006,502
===============================================================================

Class C
Shares sold                                           70,129        $   682,035
-------------------------------------------------------------------------------
Shares issued in reinvestment of dividends             1,399             18,666
-------------------------------------------------------------------------------
Shares redeemed                                      (19,219)          (187,662)
-------------------------------------------------------------------------------
Net increase                                          52,309        $   513,039
===============================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2000.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout The
Period

                                                       --------      --------      --------
                                                       Class A       Class B       Class C
                                                       --------      --------      --------
                                                        July 1,       July 1,       July 1,
                                                        1999(a)       1999(a)       1999(a)
                                                             to            to            to
                                                       June 30,      June 30,      June 30,
                                                           2000          2000          2000
                                                       ------------------------------------
Net asset value, beginning of period ..............      $10.00        $10.00        $10.00
                                                       ------------------------------------
Income From Investment Operations
Net investment income(b)(c) .......................         .60           .50           .51
Net realized and unrealized loss on investment
   transactions ...................................        (.21)         (.18)         (.20)
                                                       ------------------------------------
Net increase in net asset value from operations ...         .39           .32           .31
                                                       ------------------------------------
Less: Dividends
Dividends from net investment income ..............        (.54)         (.48)         (.48)
                                                       ------------------------------------
Net asset value, end of period ....................      $ 9.85        $ 9.84        $ 9.83
                                                       ====================================
Total Return
Total investment return based on net asset value(d)        4.40%         3.56%         3.47%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .........      $5,071        $1,007          $514
Ratios to average net assets of:
   Expenses, net of waivers/reimbursements ........         .98%         1.68%         1.68%
   Expenses, before waivers/reimbursements ........       13.10%        11.29%        11.75%
   Net investment income(c) .......................        5.96%         5.32%         5.35%
Portfolio turnover rate ...........................         215%          215%          215%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of fees waived and expenses reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 19

----------------------------
INDEPENDENT AUDITOR'S REPORT
----------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board
of Directors of Alliance Bond
Fund Quality Bond Portfolio

We have audited the accompanying statement of assets and liabilities of Alliance Bond Fund Quality Bond Portfolio (one of the portfolios comprising the Alliance Bond Fund, Inc.), including the portfolio of investments, as of June 30, 2000, and the related statements of operations, changes in net assets and the financial highlights for the period from July 1, 1999 (commencement of operations) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Bond Fund Quality Bond Portfolio at June 30, 2000, the results of its operations, changes in its net assets and the financial highlights for the period from July 1, 1999 (commencement of operations) to June 30, 2000, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 2, 2000


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

asset-backed securities (ABS)

Bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit and often enhanced by a bank letter of credit or by insurance coverage provided by an institution other than the issuer.

barbell strategy

A portfolio strategy where the manager structures the portfolio so that it is heavily concentrated in securities with short maturities and in securities with long maturities.

basis point (bp)

One basis point equals 0.01%.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

commercial mortgage-backed securities (CMBS)

Similar to mortgage-backed securities in that they have securities or certificates backed by mortgages, except that investors receive payments out of the interest and principal of commercially-owned real estate, rather than residential real estate.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

government bond

A bond that is issued by the U.S. government or its agencies.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

investment-grade bond

A bond that is rated BBB or higher by a credit agency.

mortgage-backed securities (MBS)

Securities or certificates backed by mortgages. Typically issued by institutions such as the Federal National Mortgage Association (FNMA), Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Investors receive payments out of the interest and principal of the underlying mortgages.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 21

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio and Alliance Select Investors Series Biotechnology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 23

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Paul J. DeNoon, Senior Vice President
Matthew Bloom, Vice President
F. Jeanne Goetz, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND QUALITY BOND PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                  ALLIANCE BOND FUND QUALITY BOND PORTFOLIO o 25

Alliance Bond Fund Quality Bond Portfolio                        ---------------
1345 Avenue of the Americas                                         BULK RATE
New York, NY 10105                                                 U.S. POSTAGE
(800) 221-5672                                                         PAID
                                                                   New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

QBPAR600